                                                                   Exhibit 10.17

                                DEMAND GRID NOTE

                                                 New York, New York
$20,000,000.00                                   Date: July 8, 2005
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                  ON THE EARLIER OF DEMAND OR MATURITY, the undersigned
("Maker") promises to pay to the order of HSBC Bank USA, National Association
("Bank") at the branch office of Bank located at 452 Fifth Avenue, New York, New
York 10018 or at any of its other banking offices in New York as Bank may designate by written notice to Maker, the principal sum of TWENTY MILLION
DOLLARS, or so much thereof as shall be advanced by Bank to Maker, in Bank's sole discretion, and not repaid, together with interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the date on which this Note is paid in full, at the rate set forth below.

                  Interest on the unpaid principal of this Note will be due and payable on the first day of the month unless otherwise provided for.

                  Prior to Maturity or the date that demand is made for payment of the principal hereof, this Note shall bear interest at a rate (the "Adjusted
LIBOR Rate" or the "Adjusted Prime Rate") as set forth below.

         As used in this Note, the following terms shall have the meanings set forth below:

         Adjusted LIBOR Rate:  the LIBOR Rate plus 2.0%

         Adjusted Prime Rate:  the Prime Rate minus 0.75%

         Advance: the aggregate unpaid principal amount of all advances made by the Bank to the Maker from time to time, (each an "Advance" and collectively, the "Advances").

         Business Day: any day other than a Saturday, Sunday or other day on which commercial banks in London and/or New York, New York are authorized or required by law to close.

         LIBOR Period: a period, if available to the Bank, of not less than thirty (30) days or more than ninety (90) days.

         LIBOR Period Request: the written request by the Maker to the Bank for the LIBOR Rate Advance, and including a LIBOR Period, the date of the LIBOR Rate
Advance and amount.

         LIBOR Rate: the per annum interest rate equal to the London Interbank
Offered Rate as shown on the Dow Jones & Company's Telerate Screen, at approximately 11:00 a.m. (London time) on the proposed borrowing date for deposits of United States dollars in an amount and for a

period of time comparable to the principal amount of the proposed LIBOR Rate
Advance.

         LIBOR Rate Advance: any Advance bearing interest at the Adjusted LIBOR
Rate.

         Prime Rate: the rate established by Bank from time to time at its principal domestic office as its base lending rate for calculating interest on certain loans. Bank may make loans to customers below, at or above the Prime
Rate.

         Prime Rate Advance: any Advance bearing interest at the Adjusted Prime
Rate.

         Prime Rate Request: the written request by the Maker to the Bank for a
Prime Rate Advance and including the term of borrowing, date of borrowing and amount.

         Regulatory Change: after the date hereof, the introduction of any new, or any change in existing, applicable laws, rules or regulations or in the interpretation or administration thereof by any court or governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any new request or directive by any such court or authority (whether or not having the force of law.)

         Each Advance shall be payable on the earlier of Demand, the end of the applicable LIBOR Period, or June 30, 2006 ("Maturity").

         Maker may request a Prime Rate Advance by calling in a Prime Rate
Request to the Bank not later than 1:00 p.m. (New York, New York time) on the date of the proposed Prime Rate Advance.

         Maker may request a LIBOR Rate Advance and LIBOR Period by calling in a
LIBOR Period Request to the Bank not later than 1:00 p.m. (New York, New York time) on the date of the proposed LIBOR Rate Advance. Maker may not select a
LIBOR Period having an expiration date later than June 30, 2006. Notwithstanding any provision herein to the contrary, any LIBOR Rate Advance shall be made in a minimum amount of $500,000.

         If Maker fails to timely select an applicable LIBOR Period for calculation of a LIBOR Rate Advance, then the Advance shall bear interest at the
Adjusted Prime Rate and shall be deemed to be a Prime Rate Advance.

         If by reason of any Regulatory Change, the Bank determines that, by reason of circumstances affecting the London interbank market generally, adequate and fair means do not or will not exist for determining the LIBOR Rate,
(ii) by reason of any Regulatory Change, the Bank becomes restricted in the amount which it may hold of a category of liabilities which includes deposits by reference to the LIBOR Rate or a category of assets which includes loans which bear interest a rate determined in part by reference to the LIBOR Rate, (iii) by reason of any Regulatory Change, it shall be unlawful for the Bank to maintain a
LIBOR Rate Advance, or any portion thereof, bearing interest at the Adjusted
LIBOR Rate, (iv) in the exclusive judgment of the Bank, deposits are not available to the Bank in the international interbank market in the requisite amounts and for the requisite durations, (v) in the exclusive judgment of the Bank, the Adjusted LIBOR Rate does not adequately reflect the cost to the bank of making or maintaining a LIBOR Rate Advance then, in any such case, any
LIBOR Rate Advance shall bear interest at the Adjusted Prime Rate. If the Bank determines that because of a change in circumstances the Adjusted LIBOR Rate is again available to the Maker hereunder, the Bank will so advise the Maker, and the Maker may convert the rate of interest payable hereunder to the Adjusted
LIBOR Rate at any time (provided the Adjusted LIBOR Rate is otherwise available hereunder) by making such election in accordance with, and subject to the conditions of, this Note.

         If, at any time, any Regulatory Change: (i) shall subject the Bank to any tax, duty or other charge with respect to this Note, except an income tax, based upon the charging and collecting of interest hereunder at the Adjusted
LIBOR Rate, shall change the basis of taxation or payments to the Bank of the principal of or interest on this Note; (ii) shall result in the imposition, modification or deemed applicability of any reserve, special deposit or similar requirements against assets of, deposits with or for the account of, or credit extended by, the Bank; (iii) shall, because of the existence of this Note, affect the amount of capital required or expected to be maintained by the Bank, or any corporation controlling the Bank; or (iv) shall impose on the Bank or the
London interbank market any other condition affecting this Note or the charging and collecting of interest hereunder at the Adjusted LIBOR Rate and the result of any of the foregoing is, in the Bank's reasonable judgment, (a) to increase the cost to the Bank of charging and collecting interest hereunder at the
Adjusted LIBOR Rate, or (b) to reduce the return on the Bank's capital or the amount of any sum received or receivable by the Bank under this Note by an amount deemed by the Bank to be material, upon demand then, by the Bank, the
Maker agrees to pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction. Such payments shall be made on the first date for payment of interest hereunder following the date of the demand by the Bank and on each such payment date thereafter or shall be paid promptly on demand if the Maker is not advised of the amount of such payment prior to any such payment date. Determinations by the Bank for purposes of this paragraph of the effect of any Regulatory Change on its costs of making or maintaining Advances bearing interest at the Adjusted LIBOR Rate and of the additional amounts required to compensate the Bank in respect thereof, shall be conclusive absent manifest error in calculation, provided that such determinations are made in good faith.

         The Bank may elect (but shall be under no obligation) to send to the
Maker written confirmation of the LIBOR Period of each Advance, but any failure to do so shall not relieve the Maker of the obligation to repay the LIBOR Rate
Advance at the end of such LIBOR Period. Unless the Maker shall object to such confirmation in writing within five (5) days after receipt thereof, such confirmation shall be prima facie evidence of the facts stated therein.

         Before Maturity, Prime Rate Advances shall bear interest at the
Adjusted Prime Rate, LIBOR Rate Advances shall bear interest at the Adjusted
LIBOR Rate.

         Any principal amount not paid when due (at Maturity, by acceleration or otherwise) shall bear interest thereafter until paid in full, payable on demand, at a rate per annum equal to:

         (a)      For each Prime Rate Advance at a rate equal to Prime Rate plus
                  3%; and

         (b)      For each LIBOR Rate Advance at the applicable LIBOR Rate plus
                  3% from such date until the end of the then current LIBOR
                  Period, and thereafter at a rate equal to the Prime Rate plus
                  3%.

         If any payment to be made under this Note shall be stated to be due on a Saturday, Sunday or banking holiday the Maker will pay interest thereon at the applicable rate until the date of actual receipt of such payment by the holder of this Note.

         In no event shall the interest rate on this Note exceed the maximum rate authorized by applicable law. Any change in interest rate on this Note resulting from a change in the Bank's Prime Rate shall be effective on the date of such change. Interest on Advances will be calculated for each day at 1/360th of the applicable per annum rate, which will result in a higher effective annual rate. Accrued Interest on Prime Rate Advances shall be payable monthly on the first day of each month and on the date any Prime Rate Advance is paid in full.
Accrued Interest on LIBOR Rate Advances shall likewise be payable on the first day of each month and on the date any LIBOR Advance is paid in full.

         This Note evidences loans made by Bank to Maker in Bank's sole discretion, from time to time. The unpaid principal balance of this Note at any time shall be the total amount advanced by Bank to Maker in Bank's sole discretion, less the total amount of principal payments made hereon by Maker.
The date and amount of each such Advance and the applicable LIBOR period,if any, interest rate and each payment on account of principal thereof may be endorsed by Bank on the grid attached to and made a part of this Note, and when so endorsed shall represent evidence thereof binding upon Maker in the absence of manifest error. Any failure by Bank to so endorse shall in no way mitigate or discharge the obligation of Maker to repay any loans actually made. Maker may prepay this Note in whole at any time with all accrued interest to the date of prepayment. So long as Maker is not in default under this Note, Maker may prepay this Note in part at any time with accrued interest to the date of prepayment on the principal amount prepaid. Notwithstanding the provision of the immediately preceding sentence, (i) the Bank must receive written notice of any prepayment of a LIBOR Rate Advance not less than three (3) Business Days prior to such prepayment, and (ii) any prepayment of a LIBOR Rate Advance must be for the entire amount of such Advance.

         The Maker understands and acknowledges that in connection with LIBOR
Rate Advances the Bank may enter into funding arrangements on terms and conditions which could result in substantial losses, costs and expenses to the
Bank if LIBOR Rate Advances are prepaid on a date other than the expiration of the selected LIBOR period. Therefore, if there is a prepayment of any LIBOR Rate
Advance on a date other than the expiration of the selected LIBOR Period for any reasons whatsoever including, but not limited to, any payments made by the Maker because the holder of this Note has accelerated payment in accordance with the terms hereof or any other document relating to the indebtedness hereunder, then the Maker shall pay to the Bank, as liquidated damages and not as a penalty, a fee (the "Liquidation Fee") equal to the losses (including but not limited to, lost profits of the Bank), costs and expenses of the Bank in connection with such prepayment as determined by the Bank, which payment shall be made by the Maker to the Bank on the date on which such prepayment is made.
The calculations made by the Bank to ascertain such Liquidation Fee shall be conclusive absent manifest error in calculation by the Bank, provided that such calculations are made in good faith. The Bank, upon the written request of the
Maker, shall advise the Maker in writing of the amount of the Liquidation Fee applicable to any such prepayment.

                  Requests for loans to Maker from Bank and directions as to the disposition of the proceeds thereof may be given orally (including by telephone)
or in writing to Bank by the officers of Maker or other persons authorized to borrow on Maker's behalf by borrowing resolutions of Maker's Board of Directors heretofore delivered to Bank, as such resolutions may be amended or superseded from time to time, provided that any such amending or superseding resolutions shall have been certified by the Secretary or an Assistant Secretary of Maker,
and a copy thereof, so certified, shall have been delivered to an officer of
Bank at its office for payment. Bank may conclusively rely on the authorities contained in said resolutions. Any such loan so made shall be conclusively presumed to have been made to or for the benefit of Maker and Maker shall be liable in respect thereof when made in accordance with any such request or direction, or when deposited to any account of Maker with Bank, even though persons other than those authorized to borrow on behalf of Maker may have authority to draw against such account. Bank may rely on any such request or direction which it believes to be genuine, and Bank shall be fully protected in so doing without any duty to make further inquiry as to such genuineness or in otherwise acting in good faith in the premises. By making a request for a loan,
Maker shall be deemed to be representing to Bank that all of the representations and warranties of Maker set forth in this Note are true and correct as of the date of such request as if made on and as of such date and shall also be deemed to be representing and warranting to Bank that on such date Maker is not in breach of any of its covenants to Bank set forth in this Note or in any other document or instruments of Maker to Bank and no event of default has occurred and is continuing with respect to any Obligations (as defined below).

                  This Note shall be payable in lawful money of the United
States of America in immediately available funds. Except as otherwise provided herein with respect to prepayments, all payments on this Note shall be applied to the payment of accrued interest before being applied to the payment of principal. Any payment which is required to be made on a day which is not a banking business day in the City of New York shall be payable on the next succeeding banking business day and such additional time shall be included in the computation of interest. In the event that any other Obligations are due at any time that Bank receives a payment from Maker on account of this Note or any such other Obligations, Bank may apply such payment to amounts due under this
Note or any such other Obligations in such manner as Bank, in its discretion, elects, regardless of any instructions from Maker to the contrary.

                  MAKER ACKNOWLEDGES THAT THIS NOTE IS AN OBLIGATION WHICH IS
PAYABLE ON DEMAND AND THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY IN ANY OTHER
INSTRUMENT, AGREEMENT OR OTHER DOCUMENT TO WHICH MAKER AND/OR BANK IS A PARTY,
THE ENUMERATION IN ANY SUCH DOCUMENT OF SPECIFIC EVENTS OF DEFAULT, CONDITIONS
AND/OR COVENANTS RELATING TO THE LOAN EVIDENCED BY THIS NOTE OR TO ANY OTHER
OBLIGATION, SHALL NOT BE CONSTRUED TO QUALIFY,

DEFINE OR OTHERWISE LIMIT IN ANY WAY BANK'S RIGHT, POWER OR ABILITY, AT ANY
TIME, TO MAKE DEMAND FOR PAYMENT OF THE PRINCIPAL OF AND INTEREST ON THIS NOTE,
AND MAKER AGREES THAT THE OCCURRENCE OF ANY EVENT OF DEFAULT OR BREACH OF ANY
CONDITION OR COVENANT IN ANY SUCH DOCUMENT IS NOT THE ONLY BASIS FOR DEMAND TO
BE MADE ON THIS NOTE.

                  To induce Bank, in its sole discretion, to make loans to
Maker: (A) Maker (if not a natural person) represents, warrants and covenants to
Bank that (i) Maker is duly incorporated or organized and validly existing in good standing under the laws of the jurisdiction of its formation, with full power and authority to make, deliver and perform this Note; (ii) the execution, delivery and performance by Maker of this Note have been duly authorized by all necessary corporate or other action and do not and will not violate or conflict with its charter or by-laws or other constituent documents; (iii) this Note has been fully executed by an authorized officer of Maker; and (B) Maker represents, warrants and covenants to Bank that (i) the execution, delivery, and performance by Maker of this Note does not and will not violate or conflict with any law, rule, regulation or order binding on Maker or any agreement or instrument to which Maker is a party or which may be binding on Maker; (ii) this Note constitutes a legal, valid, binding and enforceable obligation of Maker; (iii)
no authorization, consent, approval, license, exemption of or filing or registration with, any court or government or governmental agency is or will be necessary to the valid execution, delivery or performance by Maker of this Note;
(iv) the loans evidenced by this Note will be used solely for working capital purposes; (v) there are no pending or threatened actions, suits or proceedings against or affecting Maker by or before any court, commission, bureau or other governmental agency or instrumentality, which, individually or in the aggregate, if determined adversely to Maker, would have a material adverse effect on the business, properties, operations, or condition, financial or otherwise, of
Maker; and (vi) the most recent financial statements of Maker heretofore delivered to Bank are complete and correct and since the date thereof there has not occurred any material adverse change in the financial condition or operations of Maker from that shown on said financial statements.

                  Bank shall have a continuing lien and/or right of setoff on, and is hereby granted a security interest in, all deposits (general and special)
and credits with Bank or any Bank Affiliate of any Maker and indorser, and may apply all or part of the same to any Obligations, at any time or times, without notice. Bank shall have a continuing lien on, and is hereby granted a security interest in, all property of every Maker and indorser and the proceeds thereof held or received by or for Bank or any Bank Affiliate for any purpose, whether or not for the express purpose of serving as collateral security for the
Obligations. As used in this Note, the term "Bank Affiliate" includes any individual, partnership or corporation acting as nominee or agent for Bank, and any corporation or bank which is directly or indirectly owned or controlled by, or under common control with, Bank. Any notice of disposition of property shall be deemed reasonable if mailed at least five days before such disposition to the last address of Maker or indorser on Bank's records. If the Obligations evidenced by this Note are secured by a security agreement and/or other security documents which Maker has separately delivered to Bank (whether or not such documents make specific reference to this Note), reference to such documents is made for a description of the collateral provided thereby and of the rights of
Maker and Bank therein. The rights and remedies of Bank provided hereunder are cumulative with the rights and remedies available to Bank under any other instruments or agreements or under applicable law. As used in this Note, the term "Obligations" means all

amounts payable under this Note and any and all other indebtedness, obligations and liabilities of Maker to Bank, and all claims of Bank against Maker, now existing or hereafter arising, direct or indirect (including participations or any interest of Bank in indebtedness of Maker to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

                  In case any principal of or interest on this Note is not paid when due, each Maker and indorser shall be jointly and severally liable for all costs of enforcement and collection of this Note incurred by Bank or any other holder of this Note, including but not limited to reasonable attorneys' fees, disbursements and court costs. In addition, in the event of a default hereunder,
Maker shall pay all reasonable attorneys' fees and disbursements incurred by
Bank in obtaining advice as to its rights and remedies in connection with such default.

                  Maker and each indorser hereby separately waive presentment, notice of dishonor, protest and notice of protest, and any or all other notices or demands (other than demand for payment) in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note. The liability of any Maker or indorser hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including, but not limited to any extension of time, renewal, waiver or other modification. Any failure of the holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Bank or any holder may accept late payments, or partial payments, even though marked
"payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by Maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This
Note cannot be changed or terminated orally or by estoppel or waiver or by any alleged oral modification regardless of any claimed partial performance referable thereto.

                  Any notice from Bank to Maker or any indorser shall be deemed given when delivered to Maker or such indorser by hand or when deposited in the
United States mail and addressed to Maker or such indorser at the last address of Maker or such indorser appearing on Bank's records.

                  This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed wholly within that state. If any provision of this Note is held to be illegal or unenforceable for any reason whatsoever, such illegality or unenforceability shall not affect the validity of any other provision hereof.

                  MAKER AND EACH INDORSER AGREE THAT ANY ACTION, DISPUTE,
PROCEEDING, CLAIM OR CONTROVERSY BETWEEN MAKER OR SUCH INDORSER AND BANK,
WHETHER SOUNDING IN CONTRACT, TORT OR

OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT BANK'S ELECTION, WHICH ELECTION
MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY
BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY MAKER OR SUCH
INDORSER AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS
AND/OR COMPLAINT MADE BY MAKER OR SUCH INDORSER, BE RESOLVED BY ARBITRATION IN
ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH AND SHALL, AT THE ELECTION OF
BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (1) THIS NOTE OR
ANY RELATED AGREEMENTS OR INSTRUMENTS, (2) ALL PAST, PRESENT AND FUTURE
AGREEMENTS INVOLVING MAKER OR SUCH INDORSER AND BANK, (3) ANY TRANSACTION
RELATED TO THIS NOTE AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING
MAKER OR SUCH INDORSER AND BANK, AND (4) ANY ASPECT OF THE PAST, PRESENT OR
FUTURE RELATIONSHIP OF MAKER OR SUCH INDORSER AND BANK. Bank may elect to require arbitration of any Dispute with Maker or any indorser without thereby being required to arbitrate all Disputes between Bank and Maker or such indorser. Any such Dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the
Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In
the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. In any arbitration proceeding subject to this paragraph, the arbitrator(s) shall be deemed specifically empowered to decide
(by documents only, or with a hearing, at the arbitrator(s) sole discretion)
pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator(s) shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the arbitrator(s) shall be selected in the manner provided in this paragraph. No provision of, nor the exercise of any rights under, this paragraph shall limit the right of Bank (1) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of the power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or as otherwise herein provided or pursuant to applicable law, (2) to exercise self-help remedies including but not limited to setoff and repossession, or (3)
to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of Bank, even if
Bank is the plaintiff, to submit the Dispute to arbitration if Bank would otherwise have such right. Whenever an arbitration is required under this paragraph, the arbitrator(s) shall be selected in accordance with the Commercial
Arbitration Rules of the AAA, except as otherwise herein provided. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks). The arbitrator(s) shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator(s) fees, and court costs) to the prevailing party. In the event of any Dispute governed by this paragraph, each of the parties shall, subject to the award of the arbitrator(s), pay an equal share of the arbitrator(s) fees.

                  MAKER AND EACH INDORSER AGREE THAT ANY ACTION, SUIT OR
PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND
PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW
YORK COUNTY, NEW YORK AND ANY ARBITRATION PROCEEDING PURSUANT HERETO SHALL BE
CONDUCTED IN NEW YORK, NEW YORK. MAKER AND EACH INDORSER CONSENT TO AND SUBMIT
TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY SUCH COURT HAVING
JURISDICTION OVER THE SUBJECT MATTER, WAIVE PERSONAL SERVICE OF ANY AND ALL
PROCESS UPON IT AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY
REGISTERED MAIL DIRECTED TO MAKER OR SUCH INDORSER AT ITS ADDRESS SET FORTH
BELOW OR TO ANY OTHER ADDRESS AS MAY APPEAR IN BANK'S RECORDS AS THE ADDRESS OF
MAKER OR SUCH INDORSER.

                  IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT
OF THIS NOTE, BANK, MAKER AND EACH INDORSER WAIVE TRIAL BY JURY, AND MAKER AND
EACH INDORSER ALSO WAIVE (I) THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM
OF ANY NATURE OR DESCRIPTION, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS
OR VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

                  If this Note is executed by more than one person, then each such person shall be jointly and severally liable on this Note, and the term
"Maker" shall mean each, any or all of such persons.

                  Bank is authorized to fill in any blank spaces and to
otherwise complete this Note and correct any patent errors herein.

                                   Movie Star, Inc.
                                   ----------------

                                   By:  /s/ Thomas Rende
                                      -------------------------------------
                                       Signature of Authorized Signatory

                                   Thomas Rende, CFO

                                   Print Name and Title

                                   1115 Broadway
                                   -------------
                                   New York, NY  10010
                                   -------------------

                                   Address for Notices

                                   The Maker signing above is a  corporation
                                   organized under  the laws of the State of
                                   New York.

                                       10

                      ADVANCES AND PAYMENTS OF PRINCIPAL
                      ----------------------------------

                                    Amount                               Amount of
                   Advance            of           Principal             Principal             Interest
    Date             No.            Advance        Payments               Balance                Rate
    ----            ----            -------     --------------           ---------               ----

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